UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2006

U.S. GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-9137	84-0796160
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2201 Kipling Street, Suite 100
Lakewood, CO 80215-1545
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 30, 2006, U.S. Gold Corporation (the “Company”) held its annual meeting of shareholders in Denver, Colorado.  At the meeting, the Company presented a video to the attendees regarding its business and its Tonkin Springs property.  William Pass, the Company’s Vice President, Chief Financial Officer and Secretary, presented additional information about the Company at the meeting.  A copy of the video transcript is attached to this report as Exhibit 99.1, a copy of the power point slides regarding the proposed acquisitions are attached as Exhibit 99.2 and a copy of the transcript of Mr. Pass’ presentation is attached as Exhibit 99.3.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibits.  The following exhibits are furnished with this report:

                        99.1         Transcript of video distributed at annual meeting.

                        99.2         Power point slide presentation made on November 30, 2006 regarding proposed acquisitions.

                        99.3         Transcript of presentation at annual shareholders’ meeting by William Pass.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements contained herein or in the exhibits filed with this report regarding, among other things, results of exploration, drilling plans and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. GOLD CORPORATION

Date: November 30, 2006	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
99.1	Transcript of video distributed at annual meeting

99.2	Power point slide presentation made on November 30, 2006 regarding proposed acquisitions.

99.3	Transcript of presentation at annual shareholders’ meeting by William Pass.